STONE RIDGE TRUST

LifeX 2050 Inflation-Protected Longevity Income ETF

LifeX 2055 Inflation-Protected Longevity Income ETF

LifeX 2060 Inflation-Protected Longevity Income ETF

LifeX 2065 Inflation-Protected Longevity Income ETF

SUPPLEMENT DATED DECEMBER 22, 2025

TO

PROSPECTUS

DATED SEPTEMBER 24, 2025

Use of Alternative Calculation for Inflation Adjustment for 2026 Distributions

As described in the Prospectus, the annual inflation adjustment applied to the monthly distributions made by each of the funds listed above (each, a “Fund,” and collectively, the “Funds”) is calculated using the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted (“CPI”) as reported by the U.S. Bureau of Labor and Statistics (“BLS”) for October of the preceding calendar year. Due to the federal government shutdown in October 2025, the BLS did not report an October 2025 CPI value.

For purposes of determining the inflation adjustment to be applied to each Fund with respect to distributions to be paid in 2026, in light of BLS’s failure to report an October 2025 CPI value, the Funds have followed guidance issued by the U.S. Department of the Treasury (the “Treasury”) to use an alternative figure calculated using a fallback methodology pursuant to the index contingency provisions for Treasury Inflation-Protected Securities (TIPS). Even if the BLS ultimately reports a CPI value for October 2025, each Fund’s inflation adjustment with respect to distributions to be paid in 2026 will continue to be calculated using the alternative figure announced by the Treasury. For future inflation adjustments, assuming the CPI is reported by the BLS for October of the relevant year, the Funds will use such BLS-reported CPI consistent with the methodology described in the Prospectus.

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